Financial instruments and financial risk factors	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Financial instruments and financial risk factors
Financial instruments and financial risk factors
The accounting classification of each category of financial instruments and their carrying amounts are set out below. Current year amounts are presented based on the classification, measurement and impairment requirements of IFRS 9. Comparatives are presented based on the classification, measurement and impairment requirements of IAS 39.

					$ million
At 31 December 2018	Note	Measured at amortized cost	Mandatorily measured at fair value through profit or loss	Derivative hedging instruments	Total carrying amount
Financial assets
Other investments	18	—	1,563	—	1,563
Loans		839	124	—	963
Trade and other receivables	20	24,080	—	—	24,080
Derivative financial instruments	30	—	8,564	427	8,991
Cash and cash equivalents	25	20,366	2,102	—	22,468
Financial liabilities
Trade and other payables	22	(56,790)	—	—	(56,790)
Derivative financial instruments	30	—	(7,685)	(1,248)	(8,933)
Accruals		(5,201)	—	—	(5,201)
Finance debt	26	(65,799)	—	—	(65,799)
		(82,505)	4,668	(821)	(78,658)

								$ million
At 31 December 2017	Note	Loans and receivables	Available-for-sale financial assets	Held-to-maturity investments	At fair value through profit or loss	Derivative hedging instruments	Financial liabilities measured at amortized cost	Total carrying amount
Financial assets
Other investments – equity shares	18	—	433	—	—	—	—	433
– other	18	—	275	—	662	—	—	937
Loans		836	—	—	—	—	—	836
Trade and other receivables	20	24,361	—	—	—	—	—	24,361
Derivative financial instruments	30	—	—	—	6,454	688	—	7,142
Cash and cash equivalents	25	21,916	2,270	1,400	—	—	—	25,586
Financial liabilities
Trade and other payables	22	—	—	—	—	—	(54,054)	(54,054)
Derivative financial instruments	30	—	—	—	(5,705)	(864)	—	(6,569)
Accruals		—	—		—	—	(5,465)	(5,465)
Finance debt	26	—	—	—	—	—	(63,230)	(63,230)
		47,113	2,978	1,400	1,411	(176)	(122,749)	(70,023)

The fair value of finance debt is shown in Note 26. For all other financial instruments, the carrying amount is either the fair value, or approximates the fair value.
Information on gains and losses on derivative financial assets and financial liabilities classified as measured at fair value through profit or loss is provided in the derivative gains and losses section of Note 30. Fair value gains and losses related to other assets and liabilities classified as measured at fair value through profit or loss totalled a net loss of $78 million. Dividend income of $8 million from investments in equity instruments classified as measured at fair value through profit or loss is presented within other income - see Note 7.
Interest income and expenses arising on financial instruments are disclosed in Note 7.

29. Financial instruments and financial risk factors – continued
Financial risk factors
The group is exposed to a number of different financial risks arising from natural business exposures as well as its use of financial instruments including market risks relating to commodity prices, foreign currency exchange rates and interest rates; credit risk; and liquidity risk.
The group financial risk committee (GFRC) advises the group chief financial officer (CFO) who oversees the management of these risks. The GFRC is chaired by the CFO and consists of a group of senior managers including the group treasurer and the heads of the group finance, tax and the integrated supply and trading functions. The purpose of the committee is to advise on financial risks and the appropriate financial risk governance framework for the group. The committee provides assurance to the CFO and the group chief executive (GCE), and via the GCE to the board, that the group’s financial risk-taking activity is governed by appropriate policies and procedures and that financial risks are identified, measured and managed in accordance with group policies and group risk appetite.
The group’s trading activities in the oil, natural gas, LNG and power markets are managed within the integrated supply and trading function. Treasury holds foreign exchange and interest-rate products in the financial markets to hedge group exposures related to debt issuance; the compliance, control, and risk management processes for these activities are managed within the treasury function. All other foreign exchange and interest rate activities within financial markets are performed within the integrated supply and trading function and are also underpinned by the compliance, control and risk management infrastructure common to the activities of BP’s integrated supply and trading function. All derivative activity is carried out by specialist teams that have the appropriate skills, experience and supervision. These teams are subject to close financial and management control.
The integrated supply and trading function maintains formal governance processes that provide oversight of market risk, credit risk and operational risk associated with trading activity. A policy and risk committee approves value-at-risk delegations, reviews incidents and validates risk-related policies, methodologies and procedures. A commitments committee approves the trading of new products, instruments and strategies and material commitments.
In addition, the integrated supply and trading function undertakes derivative activity for risk management purposes under a control framework as described more fully below.
(a) Market risk
Market risk is the risk or uncertainty arising from possible market price movements and their impact on the future performance of a business. The primary commodity price risks that the group is exposed to include oil, natural gas and power prices that could adversely affect the value of the group’s financial assets, liabilities or expected future cash flows. The group enters into derivatives in a well-established entrepreneurial trading operation. In addition, the group has developed a control framework aimed at managing the volatility inherent in certain of its natural business exposures. In accordance with the control framework the group enters into various transactions using derivatives for risk management purposes.
The major components of market risk are commodity price risk, foreign currency exchange risk and interest rate risk, each of which is discussed below.
(i) Commodity price risk
The group’s integrated supply and trading function uses conventional financial and commodity instruments and physical cargoes and pipeline positions available in the related commodity markets. Oil and natural gas swaps, options and futures are used to mitigate price risk. Power trading is undertaken using a combination of over-the-counter forward contracts and other derivative contracts, including options and futures. This activity is on both a standalone basis and in conjunction with gas derivatives in relation to gas-generated power margin. In addition, NGLs are traded around certain US inventory locations using over-the-counter forward contracts in conjunction with over-the-counter swaps, options and physical inventories.
The group measures market risk exposure arising from its trading positions in liquid periods using value-at-risk techniques. These techniques make a statistical assessment of the market risk arising from possible future changes in market prices over a one-day holding period. The value-at-risk measure is supplemented by stress testing. Trading activity occurring in liquid periods is subject to value-at-risk limits for each trading activity and for this trading activity in total. The board has delegated a limit of $100 million value at risk in support of this trading activity. Alternative measures are used to monitor exposures which are outside liquid periods and which cannot be actively risk-managed.
(ii) Foreign currency exchange risk
Since BP has global operations, fluctuations in foreign currency exchange rates can have a significant effect on the group’s reported results and future expenditure commitments. The effects of most exchange rate fluctuations are absorbed in business operating results through changing cost competitiveness, lags in market adjustment to movements in rates and translation differences accounted for on specific transactions. For this reason, the total effect of exchange rate fluctuations is not identifiable separately in the group’s reported results. The main underlying economic currency of the group’s cash flows is the US dollar. This is because BP’s major product, oil, is priced internationally in US dollars. BP’s foreign currency exchange management policy is to limit economic and material transactional exposures arising from currency movements against the US dollar. The group co-ordinates the handling of foreign currency exchange risks centrally, by netting off naturally-occurring opposite exposures wherever possible and then managing any material residual foreign currency exchange risks.
Most of the group’s borrowings are in US dollars or are hedged with respect to the US dollar. At 31 December 2018, the total foreign currency borrowings not swapped into US dollars amounted to $741 million (2017 $928 million).
The group manages the net residual foreign currency exposures by constantly reviewing the foreign currency economic value at risk and aims to manage such risk to keep the 12-month foreign currency value at risk below $400 million. At no point over the past three years did the value at risk exceed the maximum risk limit. A continuous assessment is made in respect to the group’s foreign currency exposures to capture hedging requirements.
During the year, hedge accounting was applied to foreign currency exposure to highly probable forecast capital expenditure commitments. The group fixes the US dollar cost of non-US dollar supplies by using currency forwards for the highly probable forecast capital expenditure; the exposures are in sterling, euro, Australian dollar, Norwegian krone and Korean won. At 31 December 2018 the most significant open contracts in place were for $434 million sterling (2017 $437 million sterling).
Where the group enters into foreign currency exchange contracts for entrepreneurial trading purposes the activity is controlled using trading value-at-risk techniques as explained in (i) commodity price risk above.
29. Financial instruments and financial risk factors – continued
(iii) Interest rate risk
BP is also exposed to interest rate risk from the possibility that changes in interest rates will affect future cash flows or the fair values of its financial instruments, principally finance debt. While the group issues debt in a variety of currencies based on market opportunities, it uses derivatives to swap the debt to a floating rate exposure, mainly to US dollar floating, but in certain defined circumstances maintains a US dollar fixed rate exposure for a proportion of debt. The proportion of floating rate debt net of interest rate swaps at 31 December 2018 was 72% of total finance debt outstanding (2017 70%). The weighted average interest rate on finance debt at 31 December 2018 was 4% (2017 3%) and the weighted average maturity of fixed rate debt was five years (2017 five years).
The group’s earnings are sensitive to changes in interest rates on the floating rate element of the group’s finance debt. If the interest rates applicable to floating rate instruments were to have changed by one percentage point on 1 January 2019, it is estimated that the group’s finance costs for 2019 would change by approximately $475 million (2017 $442 million).
(b) Credit risk
Credit risk is the risk that a customer or counterparty to a financial instrument will fail to perform or fail to pay amounts due causing financial loss to the group and arises from cash and cash equivalents, derivative financial instruments and deposits with financial institutions and principally from credit exposures to customers relating to outstanding receivables. Credit exposure also exists in relation to guarantees issued by group companies under which the outstanding exposure incremental to that recognized on the balance sheet at 31 December 2018 was $696 million (2017 $656 million) in respect of liabilities of joint ventures and associates and $432 million (2017 $382 million) in respect of liabilities of other third parties.
The group has a credit policy, approved by the CFO that is designed to ensure that consistent processes are in place throughout the group to measure and control credit risk. Credit risk is considered as part of the risk-reward balance of doing business. On entering into any business contract the extent to which the arrangement exposes the group to credit risk is considered. Key requirements of the policy include segregation of credit approval authorities from any sales, marketing or trading teams authorized to incur credit risk; the establishment of credit systems and processes to ensure that all counterparty exposure is rated and that all counterparty exposure and limits can be monitored and reported; and the timely identification and reporting of any non-approved credit exposures and credit losses. While each segment is responsible for its own credit risk management and reporting consistent with group policy, the treasury function holds group-wide credit risk authority and oversight responsibility for exposure to banks and financial institutions.
For the purposes of financial reporting the group calculates expected loss allowances based on the maximum contractual period over which the group is exposed to credit risk. Since this is typically less than 12 months for the group's in-scope financial assets there is no significant difference between the measurement of 12-month and lifetime expected credit losses. The group has no significant financial guarantee liabilities measured on an expected loss basis. Financial assets are considered to be credit-impaired when there is reasonable and supportable evidence that one or more events that have a detrimental impact on the estimated future cash flows of the financial asset have occurred. This includes observable data concerning significant financial difficulty of the counterparty; a breach of contract; concession being granted to the counterparty for economic or contractual reasons relating to the counterparty’s financial difficulty, that would not otherwise be considered; it becoming probable that the counterparty will enter bankruptcy or other financial re-organization or an active market for the financial asset disappearing because of financial difficulties. The group also applies a rebuttable presumption that an asset is credit-impaired when contractual payments are more than 30 days past due. Where the group has no reasonable expectation of recovering a financial asset in its entirety or a portion thereof for example where all legal avenues for collection of amounts due have been exhausted, the financial asset (or relevant portion) is written off.
The measurement of expected credit losses is a function of the probability of default, loss given default (i.e. the magnitude of the loss after recovery if there is a default) and the exposure at default (i.e. the asset's carrying amount). The group allocates a credit risk rating to exposures based on data that is determined to be predictive of the risk of loss, including but not limited to external ratings. Probabilities of default derived from historical, current and future-looking market data are assigned by credit risk rating with a loss given default based on historical experience and relevant market and academic research applied by exposure type. Experienced credit judgement is applied to ensure probabilities of default are reflective of the credit risk associated with the group's exposures. Credit enhancements that would reduce the group's credit losses in the event of default are reflected in the calculation when they are considered integral to the related asset.
The maximum credit exposure associated with financial assets is equal to the carrying amount. The group does not aim to remove credit risk entirely but expects to experience a certain level of credit losses. As at 31 December 2018, the group had in place credit enhancements designed to mitigate approximately $7.3 billion of credit risk, of which $6.7 billion relates to assets in the scope of IFRS 9's impairment requirements. Credit enhancements include standby and documentary letters of credit, bank guarantees, insurance and liens which are typically taken out with financial institutions who have investment grade credit ratings, or are liens over assets held by the counterparty of the related receivables. Reports are regularly prepared and presented to the GFRC that cover the group’s overall credit exposure and expected loss trends, exposure by segment, and overall quality of the portfolio.
Management information used to monitor credit risk, which reflects the impact of credit enhancements, indicates that the risk profile of financial assets which are subject to review for impairment under IFRS 9 is as set out below.

%
As at 31 December	2018
AAA to AA-	22%
A+ to A-	41%
BBB+ to BBB-	16%
BB+ to BB-	8%
B+ to B-	11%
CCC+ and below	2%

For the comparative period an analysis of the ageing of trade and other receivables reported under IAS 39 is provided.

29. Financial instruments and financial risk factors – continued

$ million
Trade and other receivables at 31 December	2017
Neither impaired nor past due	22,858
Impaired (net of provision)	53
Not impaired and past due in the following periods
within 30 days	637
31 to 60 days	130
61 to 90 days	114
over 90 days	569
24,361

Movements in the impairment provision for trade and other receivables are shown in Note 21.
Financial instruments subject to offsetting, enforceable master netting arrangements and similar agreements
The following table shows the amounts recognized for financial assets and liabilities which are subject to offsetting arrangements on a gross basis, and the amounts offset in the balance sheet.
Amounts which cannot be offset under IFRS, but which could be settled net under the terms of master netting agreements if certain conditions arise, and collateral received or pledged, are also presented in the table to show the total net exposure of the group.

						$ million
	Gross amounts of recognized financial assets (liabilities)	Amounts set off	Net amounts presented on the balance sheet	Related amounts not set off in the balance sheet		Net amount
At 31 December 2018				Master netting arrangements	Cash collateral (received) pledged
Derivative assets	11,502	(2,511)	8,991	(2,079)	(299)	6,613
Derivative liabilities	(11,337)	2,511	(8,826)	2,079	—	(6,747)
Trade and other receivables	11,296	(5,390)	5,906	(1,020)	(169)	4,717
Trade and other payables	(10,797)	5,390	(5,407)	1,020	—	(4,387)
At 31 December 2017
Derivative assets	8,522	(1,380)	7,142	(1,554)	(321)	5,267
Derivative liabilities	(7,818)	1,380	(6,438)	1,554	—	(4,884)
Trade and other receivables	11,648	(5,311)	6,337	(2,156)	(114)	4,067
Trade and other payables	(12,543)	5,311	(7,232)	2,156	—	(5,076)

(c) Liquidity risk
Liquidity risk is the risk that suitable sources of funding for the group’s business activities may not be available. The group’s liquidity is managed centrally with operating units forecasting their cash and currency requirements to the central treasury function. Unless restricted by local regulations, generally subsidiaries pool their cash surpluses to the treasury function, which will then arrange to fund other subsidiaries’ requirements, or invest any net surplus in the market or arrange for necessary external borrowings, while managing the group’s overall net currency positions.
BP utilizes various arrangements in order to manage its working capital including discounting of receivables and, in the supply and trading business, the active management of supplier payment terms, inventory and collateral. In line with normal industry practice some supplier arrangements utilize letter of credit (LC) facilities. In certain of those arrangements BP’s payments are made to the provider of the LC rather than the supplier.
Standard & Poor’s Ratings long-term credit rating for BP is A- (stable outlook) and Moody’s Investors Service rating is A1 (stable outlook).
During 2018, $9 billion of long-term taxable bonds were issued with terms ranging from four to ten years. Commercial paper is issued at competitive rates to meet short-term borrowing requirements as and when needed.
As a further liquidity measure, the group continues to maintain suitable levels of cash and cash equivalents, amounting to $22.5 billion at 31 December 2018 (2017 $25.6 billion), primarily invested with highly rated banks or money market funds and readily accessible at immediate and short notice. At 31 December 2018, the group had substantial amounts of undrawn borrowing facilities available, consisting of $7,625 million of standby facilities, all of which is available to draw and repay up to the first half of 2022. These facilities are with 25 international banks, and borrowings under them would be at pre-agreed rates.
The group has committed LC facilities totalling $12,175 million with a number of banks, allowing LCs to be issued for a maximum 24-month duration. There were also uncommitted secured LC facilities in place at 31 December 2018 for $4,190 million, which are secured against inventories or receivables when utilized. The facilities only terminate by either party giving a stipulated termination notice to the other.
The amounts shown for finance debt in the table below include future minimum lease payments with respect to finance leases. The table also shows the timing of cash outflows relating to trade and other payables and accruals.
29. Financial instruments and financial risk factors – continued

								$ million
				2018				2017
	Trade and other payables[a]	Accruals	Finance debt	Interest on finance debt	Trade and other payables[a]	Accruals	Finance debt	Interest on finance debt
Within one year	43,230	4,626	9,301	2,404	40,472	4,960	7,626	1,757
1 to 2 years	2,232	146	6,788	1,955	1,693	135	7,331	1,537
2 to 3 years	1,662	95	6,805	1,700	1,413	83	7,068	1,321
3 to 4 years	1,484	64	8,057	1,422	1,378	70	6,766	1,114
4 to 5 years	1,406	89	7,058	1,138	1,368	54	7,986	894
5 to 10 years	6,058	113	25,356	2,390	6,181	115	24,162	1,951
Over 10 years	5,001	68	1,243	320	6,125	48	2,089	390
	61,073	5,201	64,608	11,329	58,630	5,465	63,028	8,964
[a] 2018 includes $18,360 million (2017 $18,918 million) in relation to the Gulf of Mexico oil spill.
The group manages liquidity risk associated with derivative contracts, other than derivative hedging instruments, based on the expected maturities of both derivative assets and liabilities as indicated in Note 30. Management does not currently anticipate any cash flows that could be of a significantly different amount or could occur earlier than the expected maturity analysis provided.
The table below shows the timing of cash outflows for derivative financial instruments entered into for the purpose of managing interest rate and foreign currency exchange risk associated with finance debt, whether or not hedge accounting is applied, based upon contractual payment dates. The amounts reflect the gross settlement amount where the pay leg of a derivative will be settled separately from the receive leg, as in the case of cross-currency swaps hedging non-US dollar finance debt. The swaps are with high investment-grade counterparties and therefore the settlement-day risk exposure is considered to be negligible. Not shown in the table are the gross settlement amounts (inflows) for the receive leg of derivatives that are settled separately from the pay leg, which amount to $22,453 million at 31 December 2018 (2017 $21,484 million) to be received on the same day as the related cash outflows. For further information on our derivative financial instruments, see Note 30.

		$ million
Cash outflows for derivative financial instruments at 31 December	2018	2017
Within one year	1,700	1,505
1 to 2 years	1,678	1,700
2 to 3 years	2,384	1,678
3 to 4 years	2,838	2,384
4 to 5 years	2,906	2,838
5 to 10 years	11,475	11,238
Over 10 years	724	724
	23,705	22,067